SEGMENT REPORTING	12 Months Ended
Dec. 31, 2025
Segment Reporting [Abstract]
SEGMENT REPORTING

14.	SEGMENT REPORTING

The Group derives revenue by developing and selling Home water solution businesses products in the PRC. The Group operates as one operating and reportable segment and its sole business activity consists of the design, development, manufacturing and marketing of Home water solution businesses products. The Group provides Home water solution businesses products mainly to its customers in the PRC and manages its business activities on a consolidated basis.

The accounting policies of the segment are the same as those described in Note “2. Summary of Significant Accounting Policies”. The Company’s CODM uses net income to measure segment profit or loss and assesses performance against expectations to make resource allocation decisions. Additionally, the CODM reviews and uses functional expenses included in net income to manage the Group’s operations and assess operating profitability. The Group operates as one operating and reportable segment, and as such the significant segment expenses regularly provided to the CODM are those presented on the consolidated statements of comprehensive (loss) income. These significant segment expenses include cost of revenue, research and development, selling and marketing, and general and administrative expenses. Other segment items that are presented on the consolidated statements of comprehensive (loss) income include other income, net, interest and investment income, net, and other non-operating income (loss), income tax expenses. The Group’s entity-wide disclosures, including the breakout of revenue between products are included in Note “15. Revenue”.

VIOMI TECHNOLOGY CO., LTD

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2023, 2024 AND 2025

(Amounts in thousands, except shares, ADS, per share and per ADS data)